ONE FINANCIAL CENTER BOSTON MA 02111-2621


                           Colonial Global Equity Fund
                  Supplement to Prospectus dated March 1, 2000
            (Replacing Supplements dated June 5, 2000, June 23, 2000
                      August 1, 2000 and October 23, 2000)

The Fund's Prospectus is amended as follows:

1) Effective July 14, 2000, the Fund changed its name to "Liberty Newport Global Equity Fund."

2) Effective January 1, 2001 Ophelia Barsketis and Deborah A. Jansen no longer co-manage the Fund and Charles R. Roberts and Erik P. Gustafson began co-managing the Fund. The caption "PORTFOLIO MANAGER" is replaced in its entirety as follows:

         PORTFOLIO MANAGERS
         Charles R. Roberts, a senior vice president of the advisor and co-manager for the Fund. Mr. Roberts is also managing director of international equities and senior vice president of Newport Pacific Management, Inc. (Newport Pacific), the immediate parent of Newport Fund Management, Inc. (Newport). Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International since 1994.

         Erik P. Gustafson, a senior vice president of the advisor and co-manager of the Fund. Mr. Gustafson joined Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of the advisor, in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

3) Effective June 5, 2000, the following caption is replaced in its entirety as follows:

         YOUR EXPENSES
         The Fund's advisor voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.40%. As a result, the actual management fee for each share class would be 0.85% and the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) for each of the Class A, B and C shares would be 1.40%. This arrangement may be terminated by the advisor at any time.

4) Effective June 5, 2000, the following information is added to the existing information under the caption "INVESTMENT ADVISORS."

         Investment Advisor. On March 15, 2000, Colonial started using Newport's trading facilities to buy and sell foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

5) Effective October 23, 2000, the following caption is replaced in its entirety as follows:

         HOW TO EXCHANGE SHARES
         You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase, and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

6) Effective August 1, 2000, the footnote to the table "Class A Sales Charges" under the caption "Sales Charges" is revised as follows:

         Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

         The following table replaces the table "Purchases Over $1 Million" under the subcaption "Sales Charges" in the "Your Account" section:

         Amount purchased                                     Commission %
         First $3 million                                         1.00
         $3 million to less than $5 million                       0.80
         $5 million to less than $25 million                      0.50
         $25 million or more                                      0.25*

         * Paid over 12 months but only to the extent the shares remain outstanding.

         For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.
781-36/450E-0101                                          January 19, 2001